NEXPOINT
REAL ESTATE FINANCE

NYSE:NREF

1Q 2025 Financial Supplement

May 1, 2025

CONTACT

NEXPOINT REAL ESTATE FINANCE
(NYSE:NREF)
300 Crescent Court, Suite 700
Dallas, Texas 75201
(w) nref.nexpoint.com

INVESTOR RELATIONS
Kristen Griffith
(p) 214.908.1854
(e) kgriffith@nexpoint.com

Cautionary Statements

FORWARD LOOKING STATEMENTS

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management's current expectations, assumptions and beliefs. Forward-looking statements can often be identified by words such as "anticipate", "believe", "estimate", "expect," "intend," "may", "should" , "target" and similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding the Company's business and industry in general, guidance for financial results for the second quarter of 2025, including the Company's estimated net income, earnings per share, earnings available for distribution ("EAD"), cash available for distribution ("CAD"), EAD per diluted common share, CAD per diluted common share, dividend coverage ratios, including the CAD T-12 coverage ratio and related assumptions and estimates, portfolio commentary, including the resiliency of SFR and life science demand and the Company's intent to not settle Series B preferred redemptions in shares of common stock when the Company's common stock price is below book value. They are not guarantees of future results and forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement, including those described in greater detail in our filings with the Securities and Exchange Commission (the "SEC"), particularly those described in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the Company's Annual Reports on Form 10-K and the Company's other filings with the SEC for a more complete discussion of risks and other factors that could affect any forward-looking statement. The statements made herein speak only as of the date of this presentation and except as required by law, the Company does not undertake any obligation to publicly update or revise any forward-looking statements.

NON-GAAP FINANCIAL MEASURES

This presentation contains non-GAAP financial measures. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flows of the Company. The non-GAAP financial measures used within this presentation are EAD, CAD, EAD and CAD per diluted common share, and adjusted weighted average common shares outstanding - diluted.

EAD is defined as the net income (loss) attributable to our common stockholders computed in accordance with GAAP, including realized gains and losses not otherwise included in net income (loss), excluding any unrealized gains or losses or other similar non-cash items that are included in net income (loss) for the applicable reporting period, regardless of whether such items are included in other comprehensive income (loss), or in net income (loss) and adding back amortization of stock-based compensation. Net income (loss) attributable to common stockholders may also be adjusted for the effects of certain GAAP adjustments and transactions that may not be indicative of our current operations. In addition, EAD in this presentation includes the dilutive effect of non-controlling interests. We use EAD to evaluate our performance and to assess our long-term ability to pay distributions. We believe providing EAD as a supplement to GAAP net income (loss) to our investors is helpful to their assessment of our performance and our long-term ability to pay distributions. We also use EAD as a component of the management fee paid to our external manager. EAD does not represent net income or cash flows from operating activities and should not be considered as an alternative to GAAP net income, an indication of our GAAP cash flows from operating activities, a measure of our liquidity or an indication of funds available for our cash needs. Our computation of EAD may not be comparable to EAD reported by other REITs. Starting in Q3 2023, the Company adjusted EAD to remove the (Income)/Losses from equity method investments as they represent changes in the equity value of our investments rather than distributable earnings. The Company will include income from equity method investments to the extent that we receive cash distributions and upon realizing gains and/or losses.

We calculate CAD by adjusting EAD by adding back amortization of premiums, depreciation and amortization of real estate investment and amortization of deferred financing costs and by removing accretion of discounts. We use CAD to evaluate our performance and our current ability to pay distributions. We also believe that providing CAD as a supplement to GAAP net income (loss) to our investors is helpful to their assessment of our performance and our current ability to pay distributions. CAD does not represent net income or cash flows from operating activities and should not be considered as an alternative to GAAP net income, an indication of our GAAP cash flows from operating activities, a measure of our liquidity or an indication of funds available for our cash needs. Our computation of CAD may not be comparable to CAD reported by other REITs.

Adjusted weighted average common shares outstanding - diluted is calculating by subtracting the dilutive effect of potential redemptions of Series B preferred shares for shares of our common stock from weighted average common shares outstanding - diluted. We believe providing adjusted weighted average common shares outstanding - diluted to our investors is helpful in their assessment of our performance without the potential dilutive effect of the Series B preferred shares. We have the right to redeem the Series B preferred shares for cash or shares of our common stock. Additionally, Series B preferred redemptions are capped at 2% of the outstanding Series B preferred shares per month, 5% per quarter and 20% per year. The Company maintains sufficient liquidity to pay cash to cover any redemptions up to the quarterly redemption cap. Further, it is the Company's intent to not settle Series B preferred redemptions in shares of common stock when the Company's stock price is below book value.

Adjusted weighted average common shares outstanding - diluted should not be considered as an alternative to the GAAP measures. Our computation of adjusted weighted average common shares outstanding - diluted may not be comparable to similar measures reported by other companies.

Starting in Q2 2024, EAD and CAD per diluted common share are based on adjusted weighted average common shares outstanding - diluted. Prior period EAD and CAD per diluted common share have not been updated to reflect this adjustment as the dilutive effect of potential Series B Preferred redemptions were immaterial to prior periods.

ADDITIONAL INFORMATION

For additional information, see our filings with the SEC. Our filings with the SEC are available on our website, nref.nexpoint.com, under the "Financials" tab. 2023 dividend coverage amounts exclude special dividend amounts.

NexPoint Real Estate Finance

Company Overview

NexPoint Real Estate Finance, Inc. ("NREF" or the "Company") is a publicly traded mortgage REIT, with its shares of common stock and 8.50% Series A Cumulative Redeemable Preferred Stock listed on the New York Stock Exchange. The Company concentrates on investments in real estate sectors where senior management has operating expertise, including multifamily, single-family rental ("SFR"), self-storage and life science sectors in the top 50 metropolitan statistical areas. The Company targets lending or investing in stabilized properties or properties with "light-transitional" business plans.

NREF is externally managed by NexPoint Real Estate Advisors VII, L.P. ("NREA"), an affiliate of NexPoint Advisors, L.P., an SEC-registered investment advisor with extensive real estate experience.

NREF Total Return vs Peers[4]


100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
-20.0%
-40.0%
-60.0%
-80.0%
-100.0%
NREF
ABR
BXMT
KREF
NYMT
STWD
TRTX

15.0%

DISCOUNT TO BOOK[1]

13.7%

IMPLIED DIVIDEND YIELD[2]

12.8%

INSIDER OWNERSHIP[3]

1. BASED ON MARCH 31, 2025, BOOK VALUE INCLUDING REDEEMABLE NON CONTROLLING INTERESTS IN THE OPERATING PARTNERSHIP AS REPORTED BY THE COMPANY IN THIS PRESENTATION AND THE SHARE PRICE AS OF CLOSE OF TRADING APRIL 30, 2025
2. IMPLIED DIVIDEND YIELD IS CALCULATED USING THE 1Q DIVIDEND OF $0.50 PER COMMON SHARE, ANNUALIZED, DIVIDED BY THE SHARE PRICE AS OF CLOSE OF TRADING ON APRIL 30, 2025
3. INCLUDES NON CONTROLLING INTERESTS. EXCLUDES OWNERSHIP BY FUNDS ADVISED OR MANAGED BY AFFILIATES OF OUR ADVISER EXCEPT TO THE EXTENT OF OUR MANAGEMENT'S PECUNIARY INTEREST THEREIN AS OF THE CLOSE OF TRADING APRIL 30, 2025
4. BLOOMBERG. TOTAL RETURN, INCLUDING DIVIDENDS, AS OF CLOSE OF TRADING APRIL 30, 2025

1Q 2025 Highlights

FINANCIAL

$390.6MM
BOOK VALUE
$17.22 per common share, including redeemable non-controlling interests in the Operating Partnership and excluding Series A and Series B Preferred Stock

1Q 2025 Dividend
PAID ON MARCH 31, 2025
Paid a 1Q 2025 dividend of $0.50 per common share on March 31, 2025

$26.0MM
NET INCOME IN 1Q 2025
Net income attributable to common stockholders of $16.5MM or $0.70 per diluted common share

$10.5MM
1Q 2025 CASH AVAILABLE FOR DISTRIBUTION
$0.45 per diluted common share[1]

PORTFOLIO

$1.2B
OUTSTANDING TOTAL PORTFOLIO
Composed of 85 investments[2]

$20.8MM
LOAN DRAW
Funded $20.8MM on a loan. The loan pays a monthly coupon of SOFR+900bps

$15.0MM
PURCHASED CMBS I/O STRIP
Purchased a $15.0MM CMBS I/O Strip with bond equivalent yield of 7.22%

$55.0MM
PURCHASED PREFERRED STOCK
Purchased $55.0MM of Preferred Stock

CAPITALIZATION

1.33X
DEBT TO EQUITY RATIO
As of March 31, 2025

$44.7MM
SERIES B PREFERRED
Raised $44.7MM of Series B Preferred by selling 1.8MM shares

4.0 Years
WEIGHTED AVERAGE REMAINING TERM[4]

$258.6MM
OUTSTANDING REPO FINANCING
Equates to 75.4% advance rate on our CMBS B-Piece and IO Strips Portfolio[3]

1. CASH AVAILABLE FOR DISTRIBUTION PER DILUTED SHARE ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON CONTROLLING INTERESTS. THE ADJUSTED WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED USED TO CALCULATE CAD PER DILUTED COMMON SHARE DOES NOT INCLUDE DILUTIVE EFFECT OF POTENTIAL REDEMPTION OF SERIES B PREFERRED SHARES FOR COMMON STOCK. SEE "RECONCILIATIONS" SLIDE
2. AS OF MARCH 31, 2025, AND CMBS B-PIECES REFLECTED ON AN UNCONSOLIDATED BASIS
3. BASED ON ACTUAL COLLATERAL POSTED
4. AS OF MARCH 31, 2025, AND EXCLUDING THE COMMON STOCK INVESTMENTS AND THE HUDSON MONTFORD AND ALEXANDER AT THE DISTRICT MULTIFAMILY PROPERTIES

1Q 2025 Earnings And Book Value

Book Value Per Common Share Growth



(1.8)%
$19.24
2Q 2023
(7.4)%
$17.81
3Q 2023
0.7%
$17.93
4Q 2023
(6.9)%
$16.69
1Q 2024
(1.1)%
$16.51
2Q 2024
2.7%
$16.95
3Q 2024
0.1%
$16.97
4Q 2024
1.5%
$17.22
1Q 2025

Earnings and Book Value

- Net interest income of $11.5MM, a decrease of $10.2MM compared to 4Q 2024
- Net income of $26.0MM, with net income attributable to common stockholders of $16.5MM, or $0.70 per diluted common share; compared to a net income of $15.2MM, with net income attributable to common stockholders of $8.4MM, or $0.43 per diluted common share in 4Q 2024
- Earnings available for distribution of $9.7MM, or $0.41[1] per diluted common share; compared to $0.83 per diluted common share in 4Q 2024
- BV per diluted common share including redeemable NCI in the Operating Partnership increased 1.5% to $17.22/share, compared to $16.97/share at the end of 4Q 2024



$16.97
4Q 2024 BV
$0.51
Net Int Income
$1.00
Other Income
$(0.37)
Operating Exp
$(0.89)
Dividend
$17.22
1Q 2025 BV

1. EARNINGS AVAILABLE FOR DISTRIBUTION PER DILUTED COMMON SHARE ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON-CONTROLLING INTERESTS. THE ADJUSTED WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED USED TO CALCULATE EAD PER DILUTED COMMON SHARE DOES NOT INCLUDE DILUTIVE EFFECT OF POTENTIAL REDEMPTION OF SERIES B PREFERRED SHARES FOR COMMON STOCK. SEE "RECONCILIATIONS" SLIDE

Earnings per Share (EPS)[1], EAD[2] and CAD[2]

Earnings per Diluted Share and EAD per Diluted Common Share



130.0%
247.8%
10.6%
10.4%
62.8%
148.2%
$0.68
$0.92
$0.75
(53.3)%
$0.83
$0.70
(50.2)%
(45.7)%
4.0%
$0.40
$0.43
$0.41
$0.38
$0.43
$(0.46)
$(0.83)
(204.5)%
(212.2)%
1Q 2024
2Q 2024
3Q 2024
4Q 2024
1Q 2025
2Q 2025 Est
Earnings per Share
EAD/Share

EAD and CAD per Diluted Common Share



17.6%
6.7%
5.1%
$0.83
$0.60
$0.68
$0.64
$0.75
$0.67
(30.1)%
(4.6)%
7.1%
$0.47
$0.41
$0.45
$0.43
$0.48
$(0.46)
1Q 2024
2Q 2024
3Q 2024
4Q 2024
1Q 2025
2Q 2025 Est
EAD/Share
CAD/Share

EPS, EAD, CAD AND GUIDANCE

E P S / E A D / C A D

- Earnings per diluted share for 1Q 2025 is $0.70, compared to earnings per diluted share of $0.43 reported in 4Q 2024
- 1Q 2025 EAD per diluted common share[2] is $0.41, a decrease of 50.2% compared to 4Q 2024 reported EAD per diluted common share
- 1Q 2025 CAD per diluted common share[2] is $0.45, a decrease of 4.6% compared to 4Q 2024 reported CAD per diluted common share

G U I D A N C E

- 2Q 2025 EAD per diluted common share[2] guidance is $0.43[3] at the mid-point
- 2Q 2025 CAD per diluted common share[2] guidance is $0.48[3] at the mid-point

1. EPS ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON CONTROLLING INTERESTS, AND DILUTIVE EFFECT OF POTENTIAL REDEMPTION OF ALL OUTSTANDING SERIES B PREFERRED SHARES FOR COMMON STOCK.
2. EAD AND CAD PER DILUTED COMMON SHARE ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON CONTROLLING INTERESTS. ADDITIONALLY, STARTING IN Q2, 2024, THE ADJUSTED WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED USED TO CALCULATE EAD AND CAD PER DILUTED COMMON SHARE DOES NOT INCLUDE DILUTIVE EFFECT OF POTENTIAL REDEMPTION OF SERIES B PREFERRED SHARES FOR COMMON STOCK. SEE "RECONCILIATIONS" SLIDE
3. NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS IN 2Q 2025 IS ESTIMATED TO BE BETWEEN $7.6MM AND $9.8MM.

Dividend and Coverage

Dividend and EPS/EAD/CAD Coverage

1Q 2025 DIVIDEND:

- 1Q dividend of $0.50 per common share was paid on March 31, 2025
- 1Q 2025 EPS dividend coverage is 1.40x
- 1Q 2025 EAD dividend coverage is 0.83x
- 1Q 2025 CAD dividend coverage is 0.90x

2Q 2025 DIVIDEND:

- 2Q 2025 dividend of $0.50 per common share declared by the Board of Directors to be paid on June 30, 2025
- 2Q 2025 estimated EPS dividend coverage of 0.76x
- 2Q 2025 estimated EAD dividend coverage of 0.86x
- 2Q 2025 estimated CAD dividend coverage of 0.96x

Dividend and EPS/EAD/CAD Coverage

	1Q 2024	2Q 2024	3Q 2024	4Q 2024	1Q 2025	2Q 2025 Est
Dividend/Share	$ 0.50	$ 0.50	$ 0.50	$ 0.50	$ 0.50	$ 0.50
EPS	$ (0.83)	$ 0.40	$ 0.92	$ 0.43	$ 0.70	$ 0.38
EPS Coverage	(1.66)x	0.80x	1.84x	0.86x	1.40x	0.76x
EAD/Common Share	$ (0.46)	$ 0.68	$ 0.75	$ 0.83	$ 0.41	$ 0.43
EAD Coverage	(0.92) x	1.36x	1.50 x	1.66x	0.83x	0.86x
CAD/Common Share	$ 0.60	$ 0.64	$ 0.67	$ 0.47	$ 0.45	$ 0.48
CAD Coverage	1.20x	1.28x	1.34x	0.94x	0.90x	0.96x
CAD T-12 Coverage[1]	1.06x	1.11x	1.21x	1.19x	1.12x	1.04x

Note: EPS, EAD per common share and CAD per common share on this slide are per diluted share.

(1) CAD T-12 Coverage is calculated by (1) adding CAD/Common Share for the four quarters included in the trailing twelve month period and (2) dividing the sum by the dividends paid per share for the applicable twelve month period. For reconciliations of CAD/Common share, see the Reconciliation slides included herein. Estimated 2Q 2025 CAD T-12 Coverage includes estimated 2Q 2025 CAD/Common share based on the midpoint of the range.

Portfolio Commentary

Defensive Portfolio Characteristics

The current portfolio consists of senior loans, CMBS B-Pieces, CMBS I/O Strips, mezzanine debt, preferred equity, common stock investments, multifamily properties, promissory notes, preferred stock investments, revolving credit facilities and stock warrants in short-duration lease-term assets (multifamily, SFR, self-storage, life sciences, marina) that are geographically diverse in the United States. The portfolio has minimal exposure to construction loans, no heavy transitional loans, and no for-sale loans.

MULTIFAMILY

- Historically low losses for Freddie Mac debt issuances secured by multifamily assets, including periods of market stress
- Aggregate losses in Freddie Mac's origination history have averaged 3 bps per year dating back to 2009[1]
- Since 2009 and through February 2025, there have been $76.1MM in aggregate losses on $589.9B of combined issuance[1]

SINGLE-FAMILY RENTAL

- Although this is a relatively new asset class that was institutionalized in the wake of the global financial crisis, we believe SFR will exhibit resiliency akin to multifamily
- Current portfolio of SFR loans is capitalized by a secured credit facility with Freddie Mac, is matched in both duration and structure of the underlying loans, has 2.5 years of average weighted term to maturity, and a 262 bps interest rate spread[2]
- Subject to Freddie Mac forbearance program to help mitigate cash flow interruptions to the bondholders

SELF-STORAGE

- Storage fundamentals have weakened as rates have increased causing slowdown in the housing market, which is traditionally a large demand driver for storage. However, historically, self-storage has outperformed other real estate asset types during economic downturns

LIFE SCIENCES

- Secular demand growth can be reliably estimated by looking into past performance over the last 10-15 years
- As biotech and pharmaceutical companies bring manufacturing and R&D operations closer to home to mitigate supply chain risks, demand for specialized life science real estate is accelerating

4.0
YEARS AVERAGE REMAINING TERM[3]

75.2%
OF PORTFOLIO STABILIZED[3]

58.7%
WEIGHTED AVG LOAN TO VALUE[3]

1.46x
WEIGHTED AVG DSCR[3]

1. FREDDIE MAC; FEBRUARY 2025
2. AS OF MARCH 31, 2025
3. AS OF MARCH 31, 2025, AND EXCLUDING THE COMMON STOCK INVESTMENTS AND THE HUDSON MONTFORD AND ALEXANDER AT THE DISTRICT MULTIFAMILY PROPERTIES

Portfolio Commentary[1]



MA
26%
MD
5%
CA
7%
GA
6%
TX
16%
FL
4%

LESS THAN 4.0% OF TOTAL OUTSTANDING PRINCIPAL BALANCE

Geographic and Asset Type Exposure[1]



Other 3.1%
SFR 15.6%
Life Sciences 31.9%
$1.2B
CURRENT PRINCIPAL[1]
Multifamily 49.4%



Preferred 19.0%
Senior Loan 10.4%
Promissory Note 0.3%
CMBS 28.4%
Revolving Credit Facility 12.9%
58.7%
WEIGHTED AVG LTV[1]
IO Strips 4.2%
Mezz 24.7%

1. AS OF MARCH 31, 2025, AND EXCLUDING COMMON STOCK INVESTMENTS AND THE HUDSON MONTFORD AND ALEXANDER AT THE DISTRICT MULTIFAMILY PROPERTIES

Portfolio

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
	Senior Loans									
1	Senior Loan	Various	Single-family	2/11/2020	$ 8,010	$ 1,143	5.4 %	2.8	54.3 %	
2	Senior Loan	Various	Single-family	2/11/2020	5,108	621	5.2 %	3.5	51.7 %	
3	Senior Loan	Various	Single-family	2/11/2020	31,793	3,461	4.7 %	0.5	33.5 %	
4	Senior Loan	Various	Single-family	2/11/2020	9,306	1,102	6.1 %	3.5	70.0 %	
5	Senior Loan	Various	Single-family	2/11/2020	35,151	3,957	5.6 %	3.6	67.1 %	
6	Senior Loan	Various	Single-family	2/11/2020	5,479	652	6.0 %	3.7	66.6 %	
7	Senior Loan	Various	Single-family	2/11/2020	8,456	1,077	5.9 %	3.8	51.7 %	
8	Senior Loan	Various	Single-family	2/11/2020	6,328	830	5.5 %	3.9	66.5 %	
9	Senior Loan	Various	Single-family	2/11/2020	10,523	1,326	4.7 %	0.9	63.2 %	
10	Senior Loan	Cambridge, MA	Life Sciences	1/26/2024	151,263	150,705	14.0 %	1.9	16.5 %	
	Total Senior Loan				**$ 271,417**	**$ 164,874**	**10.2 %**	**2.2**	**33.8 %**	
	CMBS B-Pieces									
1	CMBS B-Piece	Various	Multifamily	2/11/2020	$ 13,268 (5)	$ 3,022	8.7 %	0.9	61.7 %	
2	CMBS B-Piece	Various	Multifamily	2/11/2020	28,581 (5)	7,185	6.5 %	1.7	62.7 %	
3	CMBS B-Piece	Various	Multifamily	7/30/2020	16,310 (5)	4,055	6.6 %	2.2	63.5 %	
4	CMBS B-Piece	Various	Multifamily	4/20/2021	16,344 (5)	4,008	10.6 %	5.9	71.1 %	
5	CMBS B-Piece	Various	Multifamily	6/30/2021	108,303 (5)	23,246	— %	1.8	69.5 %	
6	CMBS B-Piece	Various	Multifamily	5/2/2022	28,203 (5)	6,553	4.7 %	13.7	59.1 %	
7	CMBS B-Piece	Various	Multifamily	7/28/2022	53,785 (5)	13,230	9.6 %	4.3	62.2 %	
8	CMBS B-Piece	Various	Multifamily	2/22/2024	30,869 (5)	6,453	5.9 %	3.8	58.9 %	
9	CMBS B-Piece	Various	Multifamily	4/24/2024	31,931 (5)	7,413	5.6 %	4.0	57.1 %	
	Total CMBS B-Piece				**$ 327,594**	**$ 75,165**	**4.9 %**	**3.8**	**64.1 %**	

Portfolio

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
	CMBS I/O Strips									
1	CMBS I/O Strip	Various	Multifamily	5/18/2020	$ 17,590 (6)	$ 311	2.0 %	4.8	70.1 %	
2	CMBS I/O Strip	Various	Multifamily	8/6/2020	108,643 (6)	3,449	3.0 %	5.2	69.3 %	
3	CMBS I/O Strip	Various	Multifamily	4/28/2021	63,556 (6)	980	1.6 %	4.8	63.9 %	
4	CMBS I/O Strip	Various	Multifamily	5/27/2021	20,000 (6)	719	3.4 %	5.2	66.7 %	
5	CMBS I/O Strip	Various	Multifamily	6/7/2021	4,266 (6)	72	2.3 %	3.7	65.8 %	
6	CMBS I/O Strip	Various	Multifamily	6/11/2021	91,528 (6)	673	1.1 %	4.2	64.6 %	
7	CMBS I/O Strip	Various	Multifamily	6/24/2021	22,302 (6)	326	1.2 %	5.2	60.6 %	
8	CMBS I/O Strip	Various	Multifamily	8/10/2021	25,000 (6)	408	1.9 %	5.1	70.3 %	
9	CMBS I/O Strip	Various	Multifamily	8/11/2021	6,942 (6)	266	3.1 %	6.3	64.8 %	
10	CMBS I/O Strip	Various	Multifamily	8/24/2021	1,625 (6)	46	2.6 %	5.8	61.3 %	
11	CMBS I/O Strip	Various	Multifamily	9/1/2021	34,625 (6)	662	1.9 %	5.2	63.5 %	
12	CMBS I/O Strip	Various	Multifamily	9/11/2021	20,902 (6)	747	3.0 %	6.5	61.9 %	
13	CMBS I/O Strip	Various	Multifamily	1/16/2025	15,000 (6)	1,491	5.7 %	9.7	48.1 %	
	Total CMBS IO Strip				**$ 431,979**	**$ 10,150**	**2.2 %**	**5.1**	**64.2 %**	
	Mezzanine Loans									
1	Mezzanine	Houston, TX	Multifamily	6/12/2020	$ 7,500	$ 7,500	11.0 %	0.3	79.3 %	
2	Mezzanine	Wilmington, DE	Multifamily	10/20/2020	5,470	2,224	7.5 %	4.1	89.3 %	
3	Mezzanine	White Marsh, MD	Multifamily	10/20/2020	10,380	4,260	7.4 %	6.3	84.8 %	
4	Mezzanine	Philadelphia, PA	Multifamily	10/20/2020	14,253	5,812	7.6 %	4.2	89.4 %	
5	Mezzanine	Daytona Beach, FL	Multifamily	10/20/2020	3,700	1,499	7.8 %	3.5	81.5 %	
6	Mezzanine	Laurel, MD	Multifamily	10/20/2020	12,000	4,922	7.7 %	6.0	84.9 %	
7	Mezzanine	Temple Hills, MD	Multifamily	10/20/2020	3,000	1,231	7.3 %	6.3	83.1 %	
8	Mezzanine	Temple Hills, MD	Multifamily	10/20/2020	1,500	616	7.2 %	6.3	78.6 %	
9	Mezzanine	Lakewood, NJ	Multifamily	10/20/2020	5,540	2,252	7.3 %	4.1	81.1 %	
10	Mezzanine	North Aurora, IL	Multifamily	10/20/2020	6,829	2,771	7.5 %	3.8	71.0 %	
11	Mezzanine	Rosedale, MD	Multifamily	10/20/2020	3,620	1,486	7.4 %	6.3	83.3 %	

Portfolio

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
12	Mezzanine	Cockeysville, MD	Multifamily	10/20/2020	$ 9,610	$ 3,944	7.4 %	6.3	84.3 %	
13	Mezzanine	Laurel, MD	Multifamily	10/20/2020	7,390	3,033	7.4 %	6.3	80.3 %	
14	Mezzanine	Tyler, TX	Multifamily	10/20/2020	2,135	865	7.7 %	3.5	83.1 %	
15	Mezzanine	Las Vegas, NV	Multifamily	10/20/2020	1,190	483	7.7 %	3.9	75.5 %	
16	Mezzanine	Atlanta, GA	Multifamily	10/20/2020	3,310	1,346	6.9 %	4.3	80.3 %	
17	Mezzanine	Des Moines, IA	Multifamily	10/20/2020	2,880	1,168	7.9 %	3.6	81.6 %	
18	Mezzanine	Urbandale, IA	Multifamily	10/20/2020	4,010	1,626	7.9 %	3.6	83.8 %	
19	Mezzanine	Irving, TX	Multifamily	11/18/2021	12,600	12,528	15.4 %	3.7	92.8 %	
20	Mezzanine	Rogers, AR	Multifamily	12/29/2021 (7)	7,760	7,752	15.3 %	0.3	86.6 %	
21	Mezzanine	Rogers, AR	Multifamily	6/9/2022	4,500	4,497	15.3 %	0.2	95.2 %	
22	Mezzanine	Kirkland, WA	Multifamily	10/5/2022	4,030	4,007	15.1 %	2.8	73.7 %	
	Total Mezzanine				**$ 133,207**	**$ 75,822**	**9.4 %**	**4.1**	**84.3 %**	
	Preferred Equity									
1	Preferred Equity	Houston, TX	Multifamily	5/29/2020	$ 12,735	$ 12,735	11.0 %	5.1	89.3 %	
2	Preferred Equity	Holly Springs, NC	Life Science	9/29/2021	19,480	19,459	10.0 %	0.5	N/A	
3	Preferred Equity	Las Vegas, NV	Multifamily	12/28/2021	11,377	11,377	10.5 %	6.9	52.0 %	
4	Preferred Equity	Vacaville, CA	Life Science	1/14/2022	33,481	33,468	10.0 %	0.5	N/A	
5	Preferred Equity	Beaumont, TX	Self-Storage	4/7/2022	3,903	3,876	14.4 %	5.4	N/A	
6	Preferred Equity	Temple, TX	Self-Storage	6/8/2022	4,480	4,452	13.6 %	5.4	N/A	
7	Preferred Equity	Medley, FL	Self-Storage	7/1/2022	10,000	9,957	11.0 %	2.3	99.6 %	
8	Preferred Equity	Plano, TX	Multifamily	8/10/2022	8,500	8,486	— %	0.4	81.8 %	
9	Preferred Equity	Fort Worth, TX	Multifamily	9/30/2022	9,000	8,981	14.1 %	0.5	78.2 %	
10	Preferred Equity	Woodbury, MN	Life Science	10/19/2022	10,371	10,433	10.0 %	0.5	69.4 %	
11	Preferred Equity	Forney, TX	Multifamily	2/10/2023	28,207	28,204	11.0 %	3.0	N/A	
12	Preferred Equity	Richmond, VA	Multifamily	2/24/2023	27,429	27,412	11.0 %	2.0	N/A	
13	Preferred Equity	Temecula, CA	Life Science	4/6/2023	10,519	10,592	17.5 %	0.5	61.8 %	
14	Preferred Equity	Phoenix, AZ	Single-family	5/16/2023	17,526	17,401	13.5 %	2.1	N/A	
15	Preferred Equity	Houston, TX	Life Science	5/17/2023	4,192	4,153	13.0 %	0.7	47.8 %	

Portfolio

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date		Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
16	Preferred Equity	Knoxville, TN	Marina	6/28/2024		$ 7,100	$ 7,069	13.0 %	3.6	67.1 %	
17	Preferred Equity	Houston, TX	Multifamily	1/31/2025		1,200	1,200	14.0 %	3.0	84.0 %	
	Total Preferred Equity					**$ 219,500**	**$ 219,255**	**11.1 %**	**2.1**	**73.8 %**	
	Revolving Credit Facility										
1	Revolving Credit Facility	Various	Life Science	12/31/2024		$ 148,600	$ 136,019	13.5 %	2.8	N/A	
	Common Equity										
1	Common Stock	N/A	Self-Storage	11/6/2020		N/A	$ 29,289	N/A	N/A	N/A	
2	Common Stock	N/A	Ground Lease	4/14/2022		N/A	26,685	N/A	N/A	N/A	
3	Common Equity	Forney, TX	Multifamily	2/10/2023		N/A	—	N/A	N/A	N/A	
4	Common Equity	Richmond, VA	Multifamily	2/24/2023		N/A	—	N/A	N/A	N/A	
5	Common Equity	Atlanta, GA	Multifamily	9/8/2023		N/A	—	N/A	N/A	N/A	
6	Common Equity	Kirkland, WA	Multifamily	5/8/2024		N/A	—	N/A	N/A	N/A	
7	Membership Interest	Various	Multifamily	4/9/2024		N/A	1,556	N/A	N/A	N/A	
	Total Common Equity					**N/A**	**$ 57,530**	**N/A**	**N/A**	**N/A**	
	Real Estate										
1	Real Estate	Charlotte, NC	Multifamily	12/31/2021	(8)	N/A	$ 26,552	N/A	N/A	N/A	
2	Real Estate	Atlanta, GA	Multifamily	10/10/2023	(9)	N/A	578	N/A	N/A	N/A	
	Total Real Estate					**N/A**	**$ 27,130**	**N/A**	**N/A**	**N/A**	
	Preferred Stock										
1	Preferred Stock	Various	Life Science	11/9/2023		N/A	$ 18,949	10.5 %	N/A	N/A	
2	Preferred Stock	Various	Life Science	1/2/2025		N/A	55,013	16.5 %	N/A	N/A	
	Total Preferred Stock					**N/A**	**$ 73,962**	**15.0 %**			
	Promissory Note										
1	Promissory Note	Various	Single-family	7/10/2024		$ 3,500	$ 3,500	15.0 %	0.3	N/A	
	Stock Warrant										
1	Stock Warrant	Various	Life Sciences	5/23/2024		N/A	$ 42,573	N/A	N/A	N/A	
	Portfolio Total					**$ 1,535,797**	**$ 885,980**	**9.7 %**	**4.0**	**58.7 %**	**1.46x**

Portfolio

1. Our total portfolio represents the current principal amount of the consolidated SFR Loans, CMBS I/O Strips, mezzanine loans, preferred equity, common stock investments, multifamily property, promissory notes, revolving credit facilities and stock warrants as well as the net equity of our CMBS B-Piece investments.
2. Net equity represents the carrying value less borrowings collateralized by the investment.
3. The weighted average coupon is weighted on the current principal balance.
4. The weighted-average life is weighted on current principal balance and assumes no prepayments. The maturity date for preferred equity investments represents the maturity date of the senior mortgage, as the preferred equity investments require repayment upon the sale or refinancing of the asset.
5. The CMBS B-Pieces are shown on an unconsolidated basis reflecting the value of our investments.
6. The number shown represents the notional value on which interest is calculated for the CMBS I/O Strips. CMBS I/O Strips receive no principal payments and the notional value decreases as the underlying loans are paid off.
7. The mezzanine loan was extended effective April 9, 2025 to May 16, 2025
8. Real Estate is a 204-unit multifamily property.
9. Real Estate is a 280-unit multifamily property.

Financials

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Income Statement

For the three months ended		March 31, 2025		December 31, 2024
Interest income	$	22,043	$	32,289
Interest expense		(10,534)		(10,597)
Net interest income		11,509		21,692
Other income (loss)		22,736		2,442
Total operating expenses		(8,283)		(8,977)
Net income (loss)		**25,962**		**15,157**
Net (income) loss attributable to Series A Preferred stockholders		(874)		(874)
Net (income) loss attributable to Series B Preferred stockholders		(4,407)		(3,458)
Net (income) loss attributable to redeemable noncontrolling interests		(4,163)		(2,448)
Net income (loss) attributable to common stockholders		**16,518**		**8,377**
Weighted average common shares outstanding - diluted		36,049		33,535
Earnings (loss) per share outstanding - diluted	$	**0.70**	$	**0.43**

Book Value

		March 31, 2025		December 31, 2024
Common stockholders' equity	$	302,829	$	295,625
Redeemable noncontrolling interests in the OP		87,808		86,164
Total equity	$	**390,637**	$	**381,789**
Redeemable OP units		5,038		5,038
Common shares outstanding		17,644		17,461
Combined book value per share	$	**17.22**	$	**16.97**

Balance Sheet

		March 31, 2025		December 31, 2024
Cash and cash equivalents	$	19,224	$	3,877
Restricted cash		4,264		3,176
Real estate investments, net		120,895		121,836
Loans, held for investment, net		489,942		497,544
Common stock investments, at fair value		55,975		57,389
Equity method investments		1,556		1,504
Mortgage loans, held for investment, net		273,452		263,395
Preferred stock investments, at fair value		73,962		18,949
Accrued interest and dividends		40,316		41,208
Mortgage loans held in variable interest entities, at fair value		4,235,748		4,343,359
CMBS structured pass through certificates, at fair value		39,852		34,979
Stock warrant investments, at fair value		42,573		27,400
Accounts receivable and other Assets		1,000		1,457
Total Assets	$	**5,398,759**	$	**5,416,073**
Secured financing agreements, net		252,690		235,769
Master repurchase agreements		258,598		243,454
Unsecured notes, net		221,395		221,001
Mortgages payable, net		95,390		95,464
Accounts payable and other accrued liabilities		8,725		9,458
Accrued interest payable		13,036		10,020
Bonds payable held in variable interest entities, at fair value		3,928,411		4,029,214
Total Liabilities	$	**4,778,245**	$	**4,844,380**
Redeemable Series B Preferred Stock		188,999		149,045
Redeemable NCI in the Operating Partnership		87,808		86,164
Total Stockholders Equity		343,707		336,484
Total Liabilities and Stockholders' Equity	$	**5,398,759**	$	**5,416,073**

Reconciliations

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Reconciliation of 2Q 2025 Net Income to EAD

		Low		Mid		High
For the three months ended		June. 30, 2025		June. 30, 2025		June. 30, 2025
Net income	$	13,961	$	15,175	$	16,237
Net (income) loss attributable to Series A preferred stockholders	$	(874)	$	(874)	$	(874)
Net (income) loss attributable to Series B preferred stockholders	$	(5,530)	$	(5,530)	$	(5,530)
Net income attributable to common stockholders		7,557		8,771		9,833
Adjustments:						
Amortization of stock-based compensation		1,552		1,552		1,552
EAD	$	**9,109**	$	**10,323**	$	**11,385**
Weighted average common shares outstanding - basic		17,810		17,810		17,810
Weighted average common shares outstanding - diluted		38,056		38,056		38,056
Shares attributable to potential redemption of Series B preferred		(14,164)		(14,164)		(14,164)
Adjusted weighted average common shares outstanding - diluted (1)		23,892		23,892		23,892
EPS per Weighted Average Share - diluted	$	**0.34**	$	**0.38**	$	**0.40**
EAD per diluted common share (1)	$	**0.38**	$	**0.43**	$	**0.48**
EPS Dividend Coverage Ratio		0.68 x		0.76 x		0.80 x
EAD Dividend Coverage Ratio (1)		0.76 x		0.86 x		0.96 x

Reconciliation of 2Q 2025 EAD to CAD

		Low		Mid		High
For the three months ended		June. 30, 2025		June. 30, 2025		June. 30, 2025
EAD	$	9,109	$	10,323	$	11,385
Adjustments:						
Amortization of premiums		2,503		2,503		2,503
Accretion of discounts		(2,327)		(2,327)		(2,327)
Amortization and depreciation		1,079		1,079		1,079
CAD	$	**10,364**	$	**11,578**	$	**12,640**
Weighted average common shares outstanding - basic		17,810		17,810		17,810
Weighted average common shares outstanding - diluted		38,056		38,056		38,056
Shares attributable to potential redemption of Series B preferred		**(14,164)**		**(14,164)**		**(14,164)**
Adjusted weighted average common shares outstanding - diluted (1)		**23,892**		**23,892**		**23,892**
EPS per Weighted Average Share - diluted	$	**0.34**	$	**0.38**	$	**0.40**
CAD per diluted common share (1)	$	**0.43**	$	**0.48**	$	**0.53**
EPS Dividend Coverage Ratio		0.68 x		0.76 x		0.80 x
CAD Dividend Coverage Ratio (1)		0.86 x		0.96 x		1.06 x

1. EAD PER DILUTED COMMON SHARE, CAD PER DILUTED COMMON SHARE AND THE RELATED COVERAGE RATIOS ARE BASED ON ADJUSTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED. ADJUSTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED DOES NOT INCLUDE THE DILUTIVE EFFECT OF THE POTENTIAL REDEMPTION OF SERIES B PREFERRED STOCK FOR COMMON SHARES. IF A HOLDER OF THE SERIES B PREFERRED SUBMITS A REDEMPTION REQUEST, THE COMPANY HAS THE RIGHT TO REDEEM SERIES B PREFERRED SHARES FOR CASH OR SHARES OF OUR COMMON STOCK. SERIES B PREFERRED REDEMPTIONS ARE CAPPED AT 2% OF THE OUTSTANDING SHARES PER MONTH, 5% PER QUARTER, AND 20% PER YEAR. THE COMPANY MAINTAINS SUFFICIENT LIQUIDITY TO PAY CASH TO COVER ANY REDEMPTIONS UP TO THE QUARTERLY REDEMPTION CAP. ADDITIONALLY, IT IS THE COMPANY'S INTENT TO NOT SETTLE SERIES B PREFERRED REDEMPTIONS IN SHARES OF COMMON STOCK WHEN THE COMPANY'S COMMON STOCK PRICE IS BELOW BOOK VALUE

Reconciliations

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Reconciliation of Net Income (Loss) to Earnings Available for Distribution

	1Q 2025	4Q 2024	3Q 2024	2Q 2024	1Q 2024	4Q 2023	3Q 2023	2Q 2023
Net income (loss) attributable to common stockholders	$ 16,518	$ 8,376	$ 16,116	$ 7,488	$ (14,286)	$ 13,635	$ (15,550)	$ 5,747
Net income (loss) attributable to redeemable noncontrolling interests	4,163	2,448	3,940	2,275	(1,894)	3,346	(2,374)	1,856
Adjustments:								
Amortization of stock-based compensation	1,283	1,410	1,411	1,454	1,798	1,017	1,285	1,262
Provision for (reversal of) credit losses, net	3,625	(3)	(298)	(2)	(420)	(1,937)	6,276	(6)
Equity in (income) losses of equity method investments[1]	(53)	(46)	1,105	892	2,000	—	1,675	889
Unrealized (gains) or losses	(15,862)	7,346	(4,660)	3,852	1,351	(5,960)	18,508	1,708
Earnings Available for Distribution	$ 9,674	$ 19,532	$ 17,614	$ 15,959	$ (11,451)	$ 10,101	$ 9,820	$ 11,456
Weighted average common shares outstanding, basic	17,516	17,461	17,461	17,422	17,264	17,232	17,232	17,213
Weighted average common shares outstanding, diluted	36,049	33,535	30,468	27,788	24,862	23,155	23,086	23,080
Shares attributable to potential redemption of Series B Preferred	12,652	10,116	7,048	4,357	N/A	N/A	—	—
Adjusted weighted average common shares outstanding - diluted[2]	23,397	23,420	23,420	23,431	24,862	23,155	23,086	23,080
EPS per diluted weighted average share	$ 0.70	$ 0.43	$ 0.74	$ 0.40	$ (0.83)	$ 0.74	$ (0.90)	$ 0.33
EAD per diluted common share[2]	$ 0.41	$ 0.83	$ 0.75	$ 0.68	$ (0.46)	$ 0.44	$ 0.43	$ 0.50
Dividend per common share	$ 0.50	$ 0.50	$ 0.50	$ 0.50	$ 0.50	$ 0.50	$ 0.50	$ 0.50
EPS dividend coverage ratio	1.40x	0.86x	1.48x	0.80x	(1.66)x	1.48x	(1.80)x	0.66x
EAD dividend coverage ratio[2]	0.83x	1.66x	1.50x	1.36x	(0.92)x	0.88x	0.86x	1.00x

1. STARTING IN Q3 2023, THE COMPANY HAS ADJUSTED EAD TO REMOVE THE (INCOME)/LOSSES FROM EQUITY METHOD INVESTMENTS AS THEY REPRESENT CHANGES IN THE EQUITY VALUE OF OUR INVESTMENT RATHER THAN DISTRIBUTABLE EARNINGS. THE COMPANY WILL INCLUDE INCOME FROM EQUITY METHOD INVESTMENTS TO THE EXTENT THAT WE RECEIVE CASH DISTRIBUTIONS AND UPON REALIZING GAINS AND/OR LOSSES. THE RECONCILIATION ABOVE FOR Q2 2023 HAS ALSO BEEN ADJUSTED TO REFLECT THIS CHANGE.

2. STARTING IN Q2 2024, EAD PER DILUTED COMMON SHARE AND THE RELATED COVERAGE RATIO ARE BASED ON ADJUSTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED. ADJUSTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED DOES NOT INCLUDE THE DILUTIVE EFFECT OF THE POTENTIAL REDEMPTION OF SERIES B PREFERRED STOCK FOR COMMON SHARES. IF A HOLDER OF THE SERIES B PREFERRED SUBMITS A REDEMPTION REQUEST, THE COMPANY HAS THE RIGHT TO REDEEM SERIES B PREFERRED SHARES FOR CASH OR SHARES OF OUR COMMON STOCK. SERIES B PREFERRED REDEMPTIONS ARE CAPPED AT 2% OF THE OUTSTANDING SHARES PER MONTH, 5% PER QUARTER, AND 20% PER YEAR. THE COMPANY MAINTAINS SUFFICIENT LIQUIDITY TO PAY CASH TO COVER ANY REDEMPTIONS UP TO THE QUARTERLY CAP. ADDITIONALLY, IT IS THE COMPANY'S INTENT TO NOT SETTLE SERIES B PREFERRED REDEMPTIONS IN SHARES OF COMMON STOCK WHEN THE COMPANY'S COMMON STOCK PRICE IS BELOW BOOK VALUE.

Reconciliations

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Reconciliation of Earnings Available for Distribution to CAD

	1Q 2025	4Q 2024	3Q 2024	2Q 2024	1Q 2024	4Q 2023	3Q 2023	2Q 2023
Earnings Available for Distribution	$ 9,674	$ 19,531	$ 17,614	$ 15,959	$ (11,451)	$ 10,101	$ 9,820	$ 11,456
Adjustments:								
Amortization of premiums	2,262	2,803	4,093	1,682	27,874	4,432	3,530	3,806
Accretion of discounts	(2,540)	(12,553)	(7,071)	(3,693)	(3,880)	(3,767)	(3,038)	(3,572)
Amortization and depreciation	1,079	1,114	1,099	1,082	2,318	1,035	476	478
Amortization of deferred financing costs	12	11	12	12	12	(41)	(26)	11
Cash Available for Distribution	**$ 10,487**	**$ 10,906**	**$ 15,747**	**$ 15,042**	**$ 14,873**	**$ 11,760**	**$ 10,762**	**$ 12,179**
Weighted average common shares outstanding, basic	17,516	17,461	17,461	17,422	17,264	17,232	17,232	17,213
Weighted average common shares outstanding, diluted	36,049	33,535	30,468	27,788	24,862	23,155	23,086	23,080
Shares attributable to potential redemption of Series B Preferred	12,652	10,116	7,048	4,357	N/A	N/A	—	—
Adjusted weighted average common shares outstanding - diluted[1]	23,397	23,420	23,420	23,431	24,862	23,155	23,086	23,080
EPS per diluted weighted average share	**$ 0.70**	**$ 0.43**	**$ 0.74**	**$ 0.40**	**$ (0.83)**	**$ 0.74**	**$ (0.90)**	**$ 0.33**
CAD per diluted common share[1]	**$ 0.45**	**$ 0.47**	**$ 0.67**	**$ 0.64**	**$ 0.60**	**$ 0.51**	**$ 0.47**	**$ 0.53**
Dividend per common share	**$ 0.50**	**$ 0.50**	**$ 0.50**	**$ 0.50**	**$ 0.50**	**$ 0.50**	**$ 0.50**	**$ 0.50**
EPS dividend coverage ratio	**1.40x**	**0.86x**	**1.48x**	**0.80x**	**(1.66)x**	**1.48x**	**(1.80)x**	**0.66x**
CAD dividend coverage ratio[1]	**0.90x**	**0.94x**	**1.34x**	**1.28x**	**1.20x**	**1.02x**	**0.94x**	**1.06x**

1. STARTING IN Q2 2024, CAD PER DILUTED COMMON SHARE AND THE RELATED COVERAGE RATIO ARE BASED ON ADJUSTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED. ADJUSTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - DILUTED DOES NOT INCLUDE THE DILUTIVE EFFECT OF THE POTENTIAL REDEMPTION OF SERIES B PREFERRED STOCK FOR COMMON SHARES. IF A HOLDER OF THE SERIES B PREFERRED SUBMITS A REDEMPTION REQUEST, THE COMPANY HAS THE RIGHT TO REDEEM SERIES B PREFERRED SHARES FOR CASH OR SHARES OF OUR COMMON STOCK. SERIES B PREFERRED REDEMPTIONS ARE CAPPED AT 2% OF THE OUTSTANDING SHARES PER MONTH, 5% PER QUARTER, AND 20% PER YEAR. THE COMPANY MAINTAINS SUFFICIENT LIQUIDITY TO PAY CASH TO COVER ANY REDEMPTIONS UP TO THE QUARTERLY REDEMPTION CAP. ADDITIONALLY, IT IS THE COMPANY'S INTENT TO NOT SETTLE SERIES B PREFERRED REDEMPTIONS IN SHARES OF COMMON STOCK WHEN THE COMPANY'S COMMON STOCK PRICE IS BELOW BOOK VALUE.